UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________________

FORM 8-K

_________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

_________________________________________

Acutus Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

_________________________________________

Delaware	001-39430	45-1306615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 232-6080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered[1]
Common Stock, par value $0.001	AFIB	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 On May 16, 2024, the Nasdaq Stock Market LLC filed a Form 25 to delist our common stock and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and such delisting took effect on May 26, 2024. The deregistration of our common stock under Section 12(b) of the Exchange Act was effective 90 days after the Form 25 filing. Our common stock currently trades on the OTC Pink Market under the symbol “AFIB.”

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement and Entry into Contingent Value Rights Agreement, Warrant Termination Agreement and Registration Rights Termination Agreement

On January 21, 2025, Acutus Medical, Inc. (the “Company”) and Deerfield Partners, L.P. and Deerfield Private Design Fund III, L.P. (collectively, the “Deerfield Funds”) entered into Amendment No. 5 (“Amendment No. 5”) to the Amended and Restated Credit Agreement, dated as of June 30, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Deerfield Funds and Wilmington Trust, National Association, as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

Pursuant to Amendment No. 5, the Credit Agreement is being amended to allow the Company to effect the deregistration of its common stock, par value 0.001 per share (the “Common Stock”), with the U.S. Securities and Exchange Commission (the “SEC”), including the termination of the Company’s periodic reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the “Deregistration”) and, among other things: (i) provides that the Deerfield Funds will receive a consent fee in the form of a contingent value right payable upon certain triggering events in an amount equal to the lesser of $300,000 or 5.0% of the aggregate amount of total value that would otherwise be available to the Company’s equityholders (the “Consent Fee”); (ii) modifies the financial reporting requirements under the Credit Agreement, including requiring delivery of cash flow forecasts to the Deerfield Funds; (iii) requires the appointment of a Chief Restructuring Officer of the Company; and (iv) modifies the negative covenants to limit the Company’s business activities and requires the Company to maintain minimum liquidity of $5 million. The effectiveness of Amendment No. 5 is conditioned upon the occurrence of the Deregistration on or prior to January 31, 2025 (or such other date as agreed to by the Deerfield Funds in their sole discretion).

In connection with entry into Amendment No. 5 and the Deregistration, the Company also entered into certain other agreements, including: (i) a contingent value rights agreement to provide for payment of the Consent Fee by the Company to the Deerfield Funds (the “Contingent Value Rights Agreement”); (ii) a warrant termination agreement to terminate (a) warrants to purchase 224,118 shares of Common Stock pursuant to that certain Warrant to Purchase Shares of Common Stock of the Company dated as of June 7, 2018 (the “2018 Warrants”), (b) warrants to purchase 209,996 shares of Common Stock pursuant to that certain Warrant dated as of May 20, 2019 (the “2019 Warrants”) and (c) warrants to purchase 3,779,018 shares of Common Stock pursuant to that certain Warrant to Purchase Shares of Common Stock of the Company dated June 30, 2022 (the “2022 Warrants”) for a fee equal to $250,000 in the aggregate paid by the Company to the Deerfield Funds (the “Warrant Termination Agreement”) and (iii) a registration rights termination agreement to terminate the registration rights agreement, dated June 30, 2022, among the Company and the Deerfield Funds and withdraw the registration statement on Form S-3 filed with the SEC (File No. 333-266804) in connection with the sale from time to time of the Company’s securities held by the Deerfield Funds and terminate the offer and/or sale of securities under such registration statement (the “Registration Rights Termination Agreement” and, together with Amendment No. 5, the Contingent Value Rights Agreement and the Warrant Termination Agreement, the “Transaction Documents”).

The foregoing description of the Transaction Documents does not purport to be complete and is qualified in its entirety by reference to the Transaction Documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Material Relationships

Andrew ElBardissi, a member of the Company’s Board of Directors (the “Board”), is a partner in Deerfield Management Company, L.P., the investment manager of Deerfield Partners, L.P. and Deerfield Private Design Fund III, L.P., the lenders under the Credit Agreement and principal stockholders of the Company. Further information regarding the material relationships between the Company, Mr. ElBardissi and the Deerfield Funds is set forth in “Certain Relationships and Related Party Transactions” in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2024 Annual Meeting of Stockholders, as filed with the SEC on April 25, 2024, and is incorporated into this Current Report on Form 8-K by reference herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01 Other Events.

On January 21, 2025, the Board determined to effect the deregistration of its Common Stock with the SEC, including the termination of the Company’s periodic reporting obligations under the Exchange Act (i.e., the “Deregistration”). The Company intends to file a Form 15 with the SEC to voluntarily effect the Deregistration. The Company is eligible to deregister by filing the Form 15 because it has fewer than 300 holders of record of its Common Stock. The filing of the Form 15 immediately suspends the Company’s reporting obligations under Section 13(a) of the Exchange Act, subject only to its obligation to file a Form 10-K for its fiscal year ended December 31, 2024. The Company expects the Deregistration to become effective 90 days after filing the Form 15 with the SEC.

The Board of Directors has determined that “going dark” is in the best interests of the Company and its stockholders as a result of the substantial cost savings from the elimination of accounting and other expenses relating to maintaining its status as a public reporting company. In coming to this decision, the Board, among other factors, considered the advantages and disadvantages of being an Exchange Act reporting company, the number of stockholders and the relatively low level of trading in its Common Stock.

The Company anticipates that its Common Stock may continue to be quoted on the OTC Pink Market (where it is currently quoted) to the extent market makers continue to make a market in the Common Stock. No guarantee, however, can be made that a trading market in the Common Stock in any over-the-counter market will be maintained.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain information incorporated herein by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements included or incorporated by reference in this Current Report on Form 8-K, other than statements that are purely historical, are forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “should,” “would,” “could,” “may” and similar expressions also identify forward-looking statements. The forward-looking statements include, without limitation, statements regarding the Company’s intent, current expectations or belief regarding the Deregistration, including the estimated timing and cost savings; whether the Deregistration will be successfully completed; and the benefits of the Deregistration.

Our expectations, beliefs, objectives, intentions and strategies regarding future results are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from results contemplated by our forward-looking statements. Factors that may affect the actual results achieved by the Company include, without limitation, the risk that the Company may not be able to effectuate the Deregistration as currently anticipated or within the timing currently anticipated; the impact of the Deregistration on the Company’s business; the impact of the Transaction Documents on the Company’s business and operations; and the risk factors listed from time to time in the Company’s filings with the SEC, as further described below.

We urge you to carefully consider risks and uncertainties and review the additional disclosures we make concerning risks and uncertainties that may materially affect the outcome of our forward-looking statements and our future business and operating results, including those made under the captions “Risk Factors” contained in our most recently filed Form 10-K and Form 10-Q and subsequent filings with the SEC. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of the filing of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Amendment No. 5 to the Amended and Restated Credit Agreement, dated as of January 21, 2025, by and among the Company and the Deerfield Funds, and acknowledged by Wilmington Trust, National Association, as Administrative Agent
10.2	Contingent Value Rights Agreement, dated as of January 21, 2025, by and among the Company and the Deerfield Funds
10.3	Warrant Termination Agreement, dated as of January 21, 2025, by and among the Company and the Deerfield Funds
10.4	Registration Rights Termination Agreement, dated as of January 21, 2025, by and among the Company and the Deerfield Funds
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acutus Medical, Inc.

Date: January 21, 2025	By:	/s/ Takeo Mukai
Takeo Mukai
Chief Executive Officer & Chief Financial Officer